UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005


                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Ohio                   0-13203                  34-1406303
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(State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)        File Number)           Identification No.)


                    457 Broadway, Lorain, Ohio 44052 --  1769
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (440) 244 - 6000


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On October 26, 2005, the registrant issued a press release announcing its results of operations for the third quarter ended September 30, 2005. The press release is attached hereto as Exhibit No. 99.1.

Item 9.01.        Financial Statements and Exhibits.

( d )             Exhibits.

                  The following exhibit is furnished herewith:

 Exhibit Number             Exhibit Description
----------------            -------------------
      99.1 Press release dated October 26, 2005 announcing the results of operations for the third quarter ended September 30, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LNB BANCORP, INC.


  Date: October 28, 2005
                                    By:   /s/  Terry M. White
                                          --------------------------------
                                          Terry M. White
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Corporate Secretary

                                  Exhibit Index

   Exhibit
   Number                    Exhibit


    99.1       Press Release dated October 26, 2005.